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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2005

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

            Delaware                     000-50677               23-2269490
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                     Identification No.)

   3401 Masons Mill Rd., Suite 100, Huntingdon Valley,
                      Pennsylvania                                  19006
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone, including area code:  (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

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ITEM 8.01  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 28, 2005, Immunicon Corporation issued a press release announcing that the results of a prospective study sponsored by Immunicon are being published in the March 1, 2005 issue of the Journal of Clinical Oncology. The authors concluded that the detection of circulating tumor cells ("CTCs") before initiation of first-line therapy in patients with metastatic breast cancer is highly predictive of progression-free survival ("PFS") and overall survival ("OS") and that the technology can allow for appropriate patient stratification and design of tailored treatments.

        A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01  EXHIBITS

         (c) Exhibits.

             99.1 - Press release dated February 28, 2005

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IMMUNICON CORPORATION


Date:  February 28, 2005       By:    /s/ EDWARD L. ERICKSON
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                               Name:  Edward L. Erickson
                               Title: Chairman of the Board, President and
                                      Chief Executive Officer

                               By:    /s/ JAMES G. MURPHY
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                               Name:  James G. Murphy
                               Title: Senior Vice President, Finance and
                                      Administration and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Press release dated February 28, 2005.